Exhibit 2.n



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the caption "Experts" and to the use of our report dated February 2, 2000, in the Registration Statement on Form N-2 (No. 333-_____) and related Prospectus of American Capital Strategies, Ltd. dated May 11, 2000.




                                             /s/ Ernst & Young LLP

May 11, 2000
McLean, Virginia